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                                                                   EXHIBIT 10.2

                      AMERICAN PLUMBING & MECHANICAL, INC.
                             1999 STOCK OPTION PLAN


         SECTION 1.   Purpose of the Plan.

         The American Plumbing & Mechanical, Inc. 1999 Stock Option Plan (the "Plan") is intended to promote the interests of American Plumbing & Mechanical, Inc., a Delaware corporation (the "Company"), by encouraging officers, employees, directors and consultants of the Company, its subsidiaries and affiliated entities to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company, its subsidiaries and affiliated entities to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

         SECTION 2.   Definitions.

         As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

         "Board" shall mean the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

         "Committee" shall mean the committee appointed by the Board.

         "Consultant" shall mean any individual, other than a Director or an Employee, who renders consulting services to the Company or an Affiliate for a fee.

         "Director" shall mean a director of the Company who is not also an Employee.

         "Employee" shall mean any employee of the Company or an Affiliate.




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         "Fair Market Value" shall mean the fair market value of a Share as of the applicable date as determined in good faith by the Committee; provided, however, if the Shares are then publicly traded, Fair Market Value shall mean the closing sales price of a Share on the applicable date (or if there is no trading in the Shares on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee).

         "Option" shall mean an option to purchase Shares granted under the Plan.

         "Participant" shall mean any Director, Employee or Consultant granted an Option under the Plan.

         "Person" shall mean individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company, $0.01 par value, and such other securities or property as may become the subject of Options under the Plan.

         SECTION 3.  Administration.

         The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan to the Chief Executive Officer of the Company, including the power to grant Options under the Plan, other than to himself, subject to such limitations on such delegated powers and duties as the Committee may impose. Upon any such delegation all references in the Plan to the "Committee", other than in Section 7, shall be deemed to include the Chief Executive Officer; provided, however, that such delegation shall not limit the Chief Executive Officer's right to receive Options under the Plan. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by Options; (iii) determine the terms and conditions of any Option; (iv) interpret and administer the Plan and any instrument or agreement relating to an Option made under the Plan; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons.


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         SECTION 4.  Shares Available for Options.

         (a) Shares Available. Subject to adjustment as provided in Section 4(c), the maximum number of Shares with respect to which Options may be granted under the Plan shall be 3,700,000 shares or 15% of the aggregate number of Shares outstanding determined immediately prior to the grant of such Option. If any Option is forfeited, terminates or is canceled without the delivery of Shares, then the Shares covered by such Option, to the extent of such forfeiture, termination or cancellation, shall again be Shares with respect to which Options may be granted.

         (b) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

         (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Options may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, that the number of Shares subject to any Option shall always be a whole number.

         SECTION 5.   Eligibility.

         Any Director, Employee or Consultant shall be eligible to be designated a Participant by the Committee.

         SECTION 6.   Options.

         (a) Options. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Options shall be granted from time to time, the number of Shares to be covered by each Option, the exercise price therefor and the terms, conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions as the Committee shall determine are not inconsistent with the provisions of the Plan.

             (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee.



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             (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation,
         (i) cash or check acceptable to the Company in an amount equal to the relevant exercise price, (ii) Shares already-owned by the Participant having a Fair Market Value on the exercise date equal to the relevant exercise price, (iii) a "cashless-broker" exercise (through procedures approved by the Company) pursuant to which Shares delivered in payment of the exercise price are valued at the Fair Market Value, (iv) a personal note with such terms and security as the Committee deems appropriate or other securities or other property having an aggregate value, as determined in good faith by the Committee, on the exercise date equal to the relevant exercise price or (v) any combination thereof.

             (iii) Limits on Transfer of Options.

                   (A) Except as provided in (C) below, each Option, and each right under any Option, shall be exercisable only by the Participant during the Participant's lifetime, or by the person to whom the Participant's rights shall pass by will or the laws of descent and distribution.

                   (B) Except as provided in (C) below, no Option and no right under any such Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

                   (C) Notwithstanding anything in the Plan to the contrary, to the extent specifically provided by the Committee with respect to a grant, an Option may be transferred to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may establish.

             (iv) Term of Options, etc. The term of each Option shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option exceed a period of 10 years from the date of its grant. The Committee shall have the discretion at any time while an Option remains outstanding to accelerate the vesting of, reduce the exercise price of, and/or to extend the period of time for which the Option is to remain exercisable following the Participant's termination, but in no event may an extension be beyond the expiration of the Option's term.

             (v) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise


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         thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of federal or state securities laws, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

             (vi) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Option until payment in full of any amount required to be paid pursuant to the Plan or the applicable Option agreement (including, without limitation, any exercise price and applicable tax withholding) is received by the Company. Such tax withholding payments may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, or property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof.

             (vii) Stockholders' Agreement. The Committee may condition the grant and/or exercise of any Option upon the Participant's already being, or becoming subject to, a stockholders' agreement covering, inter alia, the transferability of the Shares, rights of the Company to repurchase such Shares and such other matters as the Committee deems appropriate.

             (viii) Securities Laws Compliance. Unless the Stock has been registered under the Securities Act of 1933 (and, in the case of any Participant who may be deemed an affiliate of the Company for securities law purposes, such Stock has been registered under such Act for resale by such Participant), or the Company has determined that an exemption from registration is available, the Company may require prior to and as a condition of the exercise of any Option that (i) the Participant desiring to exercise such Option give the Company written notice of a desire to exercise such Option and that notice of exercise may not be given by the Participant until 45 days thereafter (which time period may be waived by the Committee in its sole discretion) in order to allow the Company the opportunity to provide to such Participant any disclosure materials, or to make such filings, as may be required under federal and state securities laws and (ii) the Participant desiring to exercise such Option furnish the Company with a written representation in a form prescribed by the Board to the effect that such person is acquiring said Stock solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such Stock otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the shares of Common Stock are registered under the Act or the Company is satisfied that an exemption from such registration is available.


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         SECTION 7.   Amendment and Termination.

         Except to the extent prohibited by applicable law or the rules of the principal securities market on which the shares are traded and unless otherwise expressly provided in an Option agreement or in the Plan:

             (i) Amendments to the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Option, or other Person.

             (ii) Amendments to Options. The Committee may waive any conditions or rights under, amend any terms of, or alter any Option theretofore granted, provided no change, other than pursuant to Section 7(iii), in any Option shall materially reduce the benefit to Participant without the consent of such Participant.

             (iii) Adjustment of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         SECTION 8.   Change in Control.

         Notwithstanding any other provision of this Plan or an Option agreement to the contrary, in the event of a Change in Control of the Company all outstanding Options automatically shall become fully vested immediately prior to such Change in Control (or such earlier time as set by the Committee). For purposes of this Plan, a "Change in Control" shall be deemed to occur if:

             (i) any person, entity or group (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")), other than persons and entities which owned any capital stock of the Company on the closing date of the transactions contemplated in the acquisition agreements between the Company and certain other entities dated February 11, 1999, the Company or a subsidiary (the "AmPaM Companies") or an employee benefit plan of the AmPaM Companies, acquires, directly or indirectly, the beneficial ownership (as defined in Section 13(d) of the Act) of any voting security of the Company and immediately after such acquisition such person, entity or group is, directly or indirectly, the beneficial owner of voting securities representing 20% or more of the total voting power of all of the then


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         outstanding voting securities of the Company entitled to vote generally in the election of directors;

             (ii) upon the first purchase of the Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

             (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization or reorganization of the Company, or a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by the holders of all of the outstanding voting securities of the Company immediately prior to the transactions with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;

             (iv) the stockholders of the Company shall approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

             (v) if, at any time during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         In the event of a Change in Control, the Committee, in its discretion, may (i) provide for the purchase of the Option for an amount of cash or other property that could have been received upon the exercise of the Option, (ii) adjust the terms of the Option in a manner determined by the Committee to reflect the Change in Control, (iii) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (iv) make such other provision as the Committee may consider equitable and in the best interests of the Company, including, without limitation, providing for the termination of the Option to the extent not exercised.

        SECTION 9.   General Provisions.

         (a) No Rights to Options. No Employee, Consultant or Director shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Options need not be the same with respect to each recipient.

         (b) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any


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liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

         (c) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

         (d) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

         (e) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance of transfer or such Shares or such other consideration might violate any applicable law or regulation.

         (f) No Trust or Fund Created. Neither the Plan nor the Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

         (g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        SECTION 10.   Effective Date of the Plan.

        The Plan shall be effective as of the date of its approval by the Board.

        SECTION 11.   Term of the Plan.

         No Option shall be granted under the Plan after the 10th anniversary of the date the Plan is adopted by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Option agreement, any Option granted prior to such termination, and the authority of the Board or


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the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under such Option, shall extend beyond such termination date.



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